                              TUT SYSTEMS, INC.



                        REGISTRATION RIGHTS AGREEMENT



                                May 26, 2000

                              TUT SYSTEMS, INC.

                        REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of May 26, 2000 by and among TUT SYSTEMS, INC., a Delaware corporation (the "Company"), and the shareholders of Xstreamis, Plc, a United Kingdom holding company ("Xstreamis"), listed on Exhibits A and B hereto, (each a "Shareholder,"
                                 ----------------
collectively, the "Shareholders").

                                    RECITALS

     A. The Shareholders will acquire shares of Common Stock of the Company (the "Shares") pursuant to the terms of an agreement by and between the Company and Xstreamis, dated of even date herewith, for the sale and purchase of the entire issued share capital of Xstreamis (the "Share Purchase Agreement").

     B. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Share Purchase Agreement.

     C. The Company desires to enter into this Agreement and grant the Shareholders the rights contained herein in order to fulfill such condition.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                  Section 1

                             Certain Definitions
                             -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "SEC" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act

     1.2 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at that time

     1.3 "Form S-3" means such form under the Securities Act as is in effect on the date hereof or any equivalent or successor registration form under the Securities Act which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC

     1.4 "Form S-1" means such form under the Securities Act as is in effect on the date hereof or any equivalent or successor registration form under the Securities Act which requires full disclosure of Company information in accordance with regulations promulgated by the SEC.

     1.5 The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), and the declaration or ordering of the effectiveness of such registration statement

     1.6 "Registrable Securities" means the shares of Common Stock of the Company issued to the Shareholders listed on Exhibit A hereto and twenty (20)
                                             ---------
percent of the shares of Common Stock of the Company issued to the Shareholders listed on Exhibit B hereto pursuant to the Share Purchase
                       ---------
Agreement, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the Shareholder's rights under this Agreement are not assigned; provided, however, that Registrable Securities
                            --------  -------
shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction

     1.7 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time

     1.8 An "Affiliate" of the Shareholder means: (i) as to the Shareholder which is a partnership, any partner, retired partner or affiliated partnerships managed by the same management company or managing director or general partner or by an entity which controls, is controlled by, or is under common control with such management company or managing director or general partner; (ii) any member or former member of the Shareholder which is a limited liability company; (iii) any immediate family member or trust for the benefit of the Shareholder which is an individual; or (iv) any majority-owned subsidiary of the Shareholder which is a corporation; or (v) any other entity which controls, is controlled by or is under common control with the Shareholder.

                                  Section 2

                              Piggyback Rights
                              ----------------

     2.1  Notice of Registration.  If at any time or from time to time, the
          ----------------------
Company shall determine to register any of its securities pursuant to the Securities Act, for its own account or for the account of stockholders other than the Shareholders, in an underwritten public offering, the Company will:

          (i) give Shareholders written notice thereof at least twenty (20) days prior to the filing of any registration statement under the Securities Act; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance) and underwriting all the Registrable Securities (subject to cutback as set forth in Section 2.2) specified in a written request or requests made within twenty (20) days after receipt of such written notice from the Company by Shareholders.

     In connection with any registration pursuant to this Section 2, if any Shareholder participates in such registration, such Shareholder shall provide all information to the Company as may be required in order to permit the Company to comply with all applicable requirements of the SEC in connection with such registration.

     2.2  Underwriting. The right of any Shareholder to registration pursuant to
          ------------
this Section 2 shall be conditioned upon such Shareholder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. If any Shareholder proposes to distribute its securities through such underwriting, such Shareholder shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Shareholders registering Shares in writing that such underwriter has determined in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Registrable Securities of the Shareholders, the securities of the Company and the securities held by any other stockholders distributing their securities through such underwriting shall be allocated for purposes of such underwriting first to the Company for its own account, second, on a pro rata basis based on the number of shares each Shareholder has requested to be included in such registration in the written request delivered pursuant to
Section 2.1(ii) hereof, to the Shareholders and to any third parties with previously granted similar rights pursuant to agreements with the Company dated prior to the date hereof; and third to any other stockholders distributing their securities through such underwriting on a pro rata basis among such stockholders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to the Shareholders or other stockholders to the nearest 100 shares. If any Shareholder disapproves of the terms of any such underwriting, such Shareholder may elect to withdraw therefrom by written notice to the Company and the managing underwriter (not later than twenty (20) days prior to the effective date of the offering). If the Shareholders have shares which are included in such an underwritten public offering, any remaining Shares owned by the Shareholder which are excluded from such underwriting shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     2.3  Right to Terminate Registration.  The Company shall have the right to
          -------------------------------
terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration, whether or not any Shareholders have elected to include securities in such registration.

                                  Section 3

                             Shelf Registration
                             ------------------

     3.1  Filing.  On or before the date which is eighty (80) days after the
          ------
closing of the Share Purchase Agreement, the Company shall file or cause to be filed pursuant to Rule 415 (or any successor provision) under the Securities Act a registration statement on Form S-3 or, if the Company is not eligible to use Form S-3, on Form S-1, covering the resale of all Registrable Securities by the Shareholders (the "Shelf Registration Statement") and shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective as soon as possible after the Shelf Registration Statement is filed; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 3 if the Company shall furnish to the Shareholders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer the filing of the Shelf Registration Statement for a period of not more than one hundred ten (110) days after the closing of the Share Purchase Agreement.

     3.2  Effectiveness.  Once effective, the Company shall cause the Shelf
          -------------
Registration Statement to remain effective until the earlier of (i) the date upon which the Shelf Registration Statement has been effective for an aggregate of ninety (90) days, and (ii) the date upon which all Registrable Securities have been sold pursuant to the Shelf Registration Statement. The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement effective for an aggregate of at least forty-five (45) days in calendar year 2000 (the "Minimal Shelf Registration Period"), and the Company shall not suspend use of the Shelf Registration Statement pursuant to Section 5 hereof so that the Shelf Registration Statement (and any refilings thereof or amendments thereto to disclose material developments) is not effective for the Minimal Shelf Registration Period in calendar year 2000, provided, however, that the sole remedy of the Shareholders in the event the Shelf Registration Statement is not effective for the Minimal Shelf Registration Period shall be to cause the Company to repurchase any Registrable Securities which have not otherwise been sold. To exercise such repurchase right, a Shareholder must provide written notice to the Company on or before January 10, 2001, requesting the repurchase of Registrable Securities. The repurchase price shall be determined as the average closing price of the Common Stock of the Company as listed on the NASDAQ (or if not so listed, as determined in good faith by an independent investment banking or brokerage firm) for each of the trading days on which the Shelf Registration Statement is not available for the sale of Registrable Securities by reason of suspension of the use of the Shelf Registration Statement in accordance with Section 5 of this Agreement, after the Shelf Registration Statement is first declared effective by the SEC and before January 1, 2001. If the Shelf Registration Statement is filed with the SEC on or before August 12, 2000 but is not declared effective prior to September 15, 2000, then for each day beginning September 16, 2000 for which the Shelf Registration Statement has not been declared effective by the SEC, the Minimal Shelf Registration Period shall be reduced by one day (on a day-for-day basis), provided, however, that this reduction shall not reduce the obligation of the Company to maintain the effectiveness of the Shelf Registration Statement for the period specified in the first sentence of this Section 3.2 or prejudice in any way any of the other rights of the Shareholders under this Agreement. The Company and the Shareholders who desire to sell their Registrable Securities to the Company pursuant to the foregoing right shall use their commercially reasonable efforts to complete the repurchase of the Registrable Securities specified in the notices to the Company no later than January 20, 2001.

                                  Section 4

                           Obligations of Company
                           ----------------------

     Whenever the Company effects a registration of the Registrable Securities, the Company shall (i) prepare and, as soon as possible, file with the SEC a registration statement with respect to the Registrable Securities, and use its commercially reasonable efforts to cause such registration statement to become effective and to keep such registration statement effective until the earlier of the sale of the Registrable Securities so registered or, with respect to the Shelf Registration Statement, the period specified in Section 3 hereof; (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the Registrable Securities so registered or, with respect to the Shelf Registration Statement, the period specified in Section 3 hereof; (iii) furnish to Shareholders such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), in conformity with the requirements of the Securities Act, as Shareholders may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (iv) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such states as Shareholders shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the Registrable Securities so registered or, with respect to the Shelf
Registration Statement, the period specified in Section 3 hereof, and take any and all other commercially reasonable actions either necessary or advisable to enable Shareholders to consummate the public sale or other disposition of the Registrable Securities in jurisdictions where Shareholders desire to effect such sales or other disposition; and (v) take all such other commercially reasonable actions either necessary or appropriate to permit the Registrable Securities held by Shareholders to be registered and disposed of in accordance with the method of disposition described herein. Notwithstanding the foregoing, the Company shall not be required to register or to qualify an offering of the Registrable Securities under the laws of a state if as a condition to so doing the Company is required to qualify to do business or to file a general consent to service of process in any such state or jurisdiction, unless the Company is already subject to service in such jurisdiction. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2, 3 or 4 that selling Shareholders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

                                  Section 5

           Additional Obligations of Shareholders and the Company
           ------------------------------------------------------

     If the Company has delivered a prospectus to any Shareholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify such Shareholders and, if requested, such Shareholders shall immediately cease making offers of Registrable Shares pursuant to the prospectus and return all prospectuses to the Company. The Company shall promptly provide such Shareholders with revised prospectuses and, following receipt of the revised prospectuses, such Shareholders shall be free to resume making offers of the Registrable Shares.
In the event that, in the reasonable judgement of the Company, it is advisable to suspend use of a prospectus included in a registration statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify Shareholders to such effect, and, upon receipt of such notice, such Shareholders shall immediately discontinue any sales of Registrable Shares pursuant to such registration statement until such Shareholders have received copies of a supplemented or amended prospectus or until such Shareholders are advised in writing by the Company that the then current prospectus may be used and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

                                   Section 6

                          Expenses of Registration
                          ------------------------

     The Company shall pay all of the out-of-pocket expenses incurred in connection with any registration statements that are initiated pursuant to Sections 2, 3 and 4 of this Agreement, including, without limitation, all SEC and blue sky registration and filing fees, printing expenses, transfer agent and registrar fees, the fees and disbursements of the Company's outside counsel and independent accountants. Any underwriting discounts, fees and disbursements of counsel to the Shareholders, selling commissions and stock transfer taxes applicable to the Registrable Securities registered on behalf of the Shareholders shall be borne by the Shareholders of the Registrable Securities included in such registration.

                                  Section 7

                               Indemnification
                               ---------------

     7.1  The Company.  In connection with any registration statement, the
          -----------
Company agrees to indemnify and hold harmless the Shareholders, their assignees and each person, if any, who controls the Shareholders or their assignees within the meaning of the Securities Act or the Exchange Act (such persons being referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Registrable Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any preliminary or final prospectus or in any amendment or supplement thereto in reliance upon and in conformity with written information pertaining to the Shareholders and furnished to the Company by or on behalf of the Shareholders specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any prospectus relating to such Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any person as to which there is a prospectus delivery requirement (a
"Delivering Seller") that sold the Registrable Shares to the person asserting any such losses, claims, damages or liabilities to the extent that any such loss, claim, damage or liability of such Delivering Seller results from the fact that there was not sent or given to such person, on or prior to the written confirmation of such sale, a copy of the relevant prospectus, as amended and supplemented, provided that (I) the Company shall have previously furnished copies thereof to such Delivering Seller in accordance with this Agreement and (II) such furnished prospectus, as amended and supplemented, would have corrected any such untrue statement or omission or alleged untrue statement or omission, and (iii) this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified
Party.

     7.2  The Shareholders.  In connection with any registration statement, the
          ----------------
Shareholders and/or holders of Registrable Securities will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act and the directors, officers, agents and employees of such controlling persons from and against any losses, claims, damages or liabilities or any actions in respect thereof to which the Company or any such controlling person or director, officers, agent or employee of such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or preliminary or final prospectus or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to the Shareholders and furnished to the Company by or on behalf of the Shareholders specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which the Shareholders may otherwise have to the Company or any of its controlling persons.

     7.3 Promptly after receipt by an indemnified party under this section of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection 7.1 or 7.2 above, except to the extent that it is prejudiced or harmed in any material respect by failure to give such prompt notice. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with one counsel (and local counsel as necessary) reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, not to be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnifying party shall be liable for any amounts paid in settlement of any action or claim without its written consent, which consent shall not be unreasonably withheld, but if settled in accordance with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     7.4 If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under subsections 7.1 or 7.2 above for any reason other than as provided in subsection 7.3 above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection 7.1 or 7.2 above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Shareholders or such other indemnified person, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection 7.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection 7.4. Notwithstanding any other provision of this subsection 7.4, the Shareholders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Shareholders from the sale of the Registrable Securities pursuant to the registration statement exceeds the amount of damages which the Shareholders would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph 7.4, each officer, director, employee, representative and agent of an indemnified party and each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party, and each officer, director, employee, representative and agent of the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

     7.5 The agreements contained in this section shall survive the sale of the Registrable Securities pursuant to the registration statement, as the case may be, and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                                  Section 8

                             Rule 144 Reporting
                             ------------------

     With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Shareholders hold Registrable Securities;

          (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and shall not voluntarily cease to be a reporting company under the Exchange Act; and

          (c) So long as the Shareholder is entitled to register any Registrable Securities, furnish to the Shareholder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company, and such other reports and documents so filed as the Shareholder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Shareholder to sell any such securities without registration.

                                  Section 9

                             Standoff Agreement
                             ------------------

     In connection with any underwritten public offering by the Company under the Securities Act, if the Shareholders have shares which are included in such an offering, each selling Shareholder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the offering, if any) without the prior written consent of the Company or the managing underwriter for such period of time (not to exceed the period beginning seven
(7) days prior to the effective date of the registration statement for the offering and ending ninety (90) days after the date of the Final Prospectus relating to such offering), as may be requested by the Company and the managing underwriter, provided that all other selling stockholders enter into similar agreements. For the avoidance of doubt, this restriction shall not apply to Shareholders who are not selling Registrable Securities in such offering.

                                 Section 10

                   Grant of Additional Registration Rights
                   ---------------------------------------

     The Shareholders acknowledge that the Company may acquire other companies and in the course of such acquisitions may grant the equity owners thereof registration rights with respect to their shares of the Company on terms which would be negotiated at such time and may be materially different than the terms of this Agreement, provided, however, that the Company shall not grant any registration rights inconsistent with the rights of the Shareholders under this Agreement.

                                 Section 11

                                  Legends
                                  -------

     Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS, EXCEPT (A) TO TUT SYSTEMS, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER EXEMPTION OR SAFE HARBOUR FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE). PRIOR TO ANY OFFER, SALE OR OTHER TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER WILL BE REQUIRED TO DELIVER TO TUT SYSTEMS, INC. SUCH CERTIFICATIONS OR OTHER INFORMATION AS TUT SYSTEMS, INC. MAY REASONABLY REQUIRE (INCLUDING IN THE CASE OF (C), (D) or (E) SUCH CERTIFICATIONS AND INFORMATION AS ARE REASONABLY REQUIRED TO ENABLE COUNSEL FOR THE COMPANY TO RENDER AN OPINION OF COUNSEL) TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER ALSO AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS

TRANSFERRED PURSUANT TO REGULATION S A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

                                 Section 12

                            Termination of Rights
                            ---------------------

     The registration rights set forth in this Agreement shall terminate as to any Shareholder at such time as all of the Registrable Securities then held by such Shareholder can be sold by such Shareholder in accordance with Rule 144(k) under the Securities Act.

                                 Section 13

                               Miscellaneous
                               -------------

     13.1  Governing Law.  This Agreement shall be governed by and construed
           -------------
under the laws of the State of California as applied to agreements entered into solely between residents of, and to be performed entirely within, such state.

     13.2  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.3  Titles and Subtitles.  The titles and subtitles used in this
           --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     13.4  Notices.  ll notices and other communications required or permitted
           -------
under this Agreement or in connection herewith shall be given to or made upon
(i) if to the Shareholders, at the Shareholders' addresses as set forth in the securities register of the Company or (ii) if to the Company, at 2495 Estand Way, Pleasant Hill, California 94538, USA, Attention: Chief Financial Officer.

          (b) All notices and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by overnight mail, return receipt requested, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

          (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given three (3) days after the airmailing or faxing thereof.

     13.5  Attorney's Fees.  If any action at law or in equity (including
           ---------------
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     13.6  Amendments and Waivers.  Any term of this Agreement may be amended
           ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Shareholders.

     13.7  Severability.  If one or more provisions of this Agreement are held
           ------------
to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     13.8  Delays or Omissions.  No delay or omission to exercise any right,
           -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Shareholders, shall be cumulative and not alternative.

     13.9  Currency.  All references herein to dollar amounts shall be to United
           --------
States dollars.

     13.10  Assignment.  The rights and obligations of the Shareholders under
            ----------
Sections 2, 3 and 4 may only be assigned to a person or entity that (i) is an Affiliate of the Shareholder; or (ii) acquires not less than 20% of the Registrable Securities held by the Shareholder.

     13.11  Entire Agreement.  This Agreement and the documents referred to
            ----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled.

     13.12  Aggregation.  All shares of Registrable Securities held or acquired
            -----------
by affiliated entities shall be aggregated together for the purpose of determining the availability of any rights under this Agreement which are conditioned upon the ownership of a specified number of shares by the Shareholder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

TUT SYSTEMS, INC.

By:
   ---------------------

Name:
     -------------------

Title:
      ------------------


SHAREHOLDERS:


------------------------
Alice Cheng


CLARENDON NOMINEES LIMITED

   Philip Corbishley
   pursuant to Power of Attorney

By:
   ---------------------

   Philip Corbishley
   pursuant to Power of Attorney


CLARENDON TRUST CO LIMITED

By:
   ---------------------

   Philip Corbishley
   pursuant to Power of Attorney


               [Signature Page to Registration Rights Agreement]

COMMERZ BETEILIGUNGS GMBH

By:
   ---------------------

Name:
     -------------------

Title:
      ------------------

MAKINEN PROPERTIES LIMITED

By:
   ---------------------

   Philip Corbishley
   pursuant to Power of Attorney


MEES PIERSON (CAYMAN) LIMITED, as Trustee for
Sofaer Funds/SCI Global Hedge Fund

By:
   ---------------------

   Philip Corbishley
   pursuant to Power of Attorney



HSBC FINANCIAL SERVICES (CAYMAN) LIMITED, solely as Trustee for the Abel-Sci Venture Fund

By:
   ---------------------

Name:
     -------------------

Title:
      ------------------


               [Signature Page to Registration Rights Agreement]

PEARL FINANCE LIMITED

By:
   ---------------------

   Philip Corbishley
   pursuant to Power of Attorney


SANDFORD CHILDREN'S TRUST

By:
   ---------------------

   Philip Corbishley
   pursuant to Power of Attorney


RALEIGH NOMINEES LIMITED

By:
   ---------------------

   Philip Corbishley
   pursuant to Power of Attorney



------------------------
David Birss


------------------------
Jim Chapman


------------------------
Simon Hughes


------------------------
Ian Moir



               [Signature Page to Registration Rights Agreement]

                                  EXHIBIT A
                                  ---------


                                 Alice Cheng

                         Clarendon Nominees Limited

                         Clarendon Trust Co Limited

                          Commerz Beteiligungs GMBH

                         Makinen Properties Limited

                       Mees Pierson (Cayman) Limited,
              as Trustee for Sofaer Funds/Sci Global Hedge Fund

                  HSBC Financial Services (Cayman) Limited
               solely as Trustee for the Abel-Sci Venture Fund

                            Pearl Finance Limited

                          Sandford Children's Trust

                          Raleigh Nominees Limited

                                  EXHIBIT B
                                  ---------


                                 David Birss

                                 Jim Chapman

                                Simon Hughes

                                  Ian Moir